    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 16, 2000
                                                  REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM F-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                        PRECISE SOFTWARE SOLUTIONS LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 NOT APPLICABLE
                  (EXACT NAME OF REGISTRANT'S NAME IN ENGLISH)

              ISRAEL                              7372                          NOT APPLICABLE
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                               1 HASHIKMA STREET
                        P.O. BOX 88 SAVYON 56518, ISRAEL
                                972 (3) 635-2566

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                        PRECISE SOFTWARE SOLUTIONS, INC.
                         ATTN: CHIEF EXECUTIVE OFFICER
                               690 CANTON STREET
                         WESTWOOD, MASSACHUSETTS 02090
                                 (781) 461-0700
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

    WILLIAM B. ASHER, ESQ.           DR. EDDO DINSTEIN, ADV.        JEFFREY S. MARCUS, ESQ.      AMIR HALEVY, ADV.
    KENNETH J. GORDON, ESQ.           VOLOVELSKY, DINSTEIN,         MICHELLE A. LOPEZ, ESQ     KLEINHENDLER & HALEVY
TESTA, HURWITZ & THIBEAULT, LLP             SNEH & CO               MORRISON & FOERSTER LLP     30 KALISHER STREET
        125 HIGH STREET                   NOLTON HOUSE            1290 AVENUE OF THE AMERICAS     TEL AVIV 65257
       BOSTON, MA 02110                 14 SHENKAR STREET              NEW YORK, NY 1010              ISRAEL
        (617) 248-7000               HERZLIYA PITUACH 46725             (212) 468-8000           972 (3) 510-7575
                                             ISRAEL
                                        972 (3) 566-4565

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [X] File No. 333-48878
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                       CALCULATION OF REGISTRATION FEE
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

                                                                      PROPOSED MAXIMUM    PROPOSED MAXIMUM
             TITLE OF EACH CLASS OF                 AMOUNT TO BE     AGGREGATE OFFERING  AGGREGATE OFFERING       AMOUNT OF
          SECURITIES TO BE REGISTERED               REGISTERED(1)      PRICE PER SHARE         PRICE          REGISTRATION FEE
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
Ordinary Shares, par value NIS 0.03 per share...        958,966            $26.38           $25,297,523             $6,679
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

(1) Includes 125,082 shares which the underwriters have the option to purchase solely to cover over-allotments, if any.
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
                     EXPLANATORY NOTE AND INCORPORATION OF
                        CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed with respect to the registration of additional ordinary shares, NIS 0.03 par value per share, of Precise Software Solutions Ltd., an Israeli company, for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of, the earlier effective registration statement (Registration No. 333-48878), including the exhibits contained therein, are incorporated in this Registration Statement by reference. The earlier registration statement (Registration No. 333-48878) was declared effective by the Securities and Exchange Commission on November 15, 2000.

     The required opinion and consents are listed on an Exhibit Index attached hereto and filed herewith or incorporated by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Massachusetts, on November 15, 2000.


                                        PRECISE SOFTWARE SOLUTIONS LTD.


                                        By: /s/ Shimon Alon
                                            ---------------------------
                                            Shimon Alon
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                          TITLE                          DATE
               ---------                          -----                          ----
/s/ Shimon Alon                         Chief Executive Officer, President        November 15, 2000
---------------------------------         and Director and Authorized
Shimon Alon                               United States Representative

               *                        Chief Financial Officer
---------------------------------
J. Benjamin H. Nye

               *                        Controller
---------------------------------
Dror Elkayam

               *                        Director and Chairman of the
---------------------------------         Board of Directors
Ron Zuckerman

                                        Director
---------------------------------
Yuval Cohen

               *                        Director
---------------------------------
Robert J. Dolan

               *                        Director
---------------------------------
Erel Margalit

               *                        Director
---------------------------------
Mary A. Palermo

                                        Director
---------------------------------
Yoseph Sela

                                        Director
---------------------------------
Anton Simunovic

*By: /s/ Shimon Alon                    Attorney-in-Fact                          November 15, 2000
     ----------------------------
     Shimon Alon

                                LIST OF EXHIBITS

EXHIBIT                                                                                                                  SEQUENTIAL
NUMBER    DESCRIPTION OF DOCUMENT                                                                                         PAGE NO.
-------   -------------------------------------------------------------------------------------------------------------  ----------
5.1       Opinion of Volovelsky, Dinstein, Sneh & Co. as to the validity of the shares

23.1      Consent of Kost, Forer & Gabbay, a member of Ernst and Young International

23.2      Consent of Volovelsky, Dinstein, Sneh & Co. (contained in Exhibit 5.1)

23.3      Consent of Ernst & Young LLP

24.1*     Powers of Attorney

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*   Previously filed with the registrant's registration statement on Form F-1
    (File No 333-48878)